Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Reflect Scientific, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), we, Kim Boyce, our Chief Executive Officer and director and Keith L. Merrell, our Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in our Annual Report fairly presents, in all material respects, our financial condition and result of operations.

Dated: 3/31/2015                              /s/Kim Boyce

                                                           Kim Boyce

                                                           Chief Executive Officer and Director

Dated: 3/31/2015                             /s/Keith L. Merrell

                                                          Keith L. Merrell

                                                          Chief/Principal Financial Officer and Treasurer